SANFORD C. BERNSTEIN FUNDS
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      Supplement dated May 20, 2004 to the Prospectus of Sanford C. Bernstein
Fund, Inc. and Sanford C. Bernstein Fund II, Inc., dated February 2, 2004. This Supplement amends certain information in the following Investment Performance
Tables:


      On page 5, with respect to the Investment Performance Table for Tax-Managed International Portfolio, the Average Annual Total Return of the MSCI EAFE Index for the one year ended December 31, 2003 is 38.59%.

      On page 18, with respect to the Investment Performance Table for Short Duration New York Municipal Portfolio, the Average Annual Total Return of the Lehman Brothers One-Year Municipal Index for the period since inception through December 31, 2003 is 4.38%.

      On page 26, with respect to the Investment Performance Table for Short Duration California Municipal Portfolio, the Worst Quarter Total Return is 0.23% for the quarter ended December 31, 2003.

      On page 38, with respect to the Investment Performance Table for U.S. Government Short Duration Portfolio, the Average Annual Total Return of the Merrill Lynch 1-3 Year Treasury Index for the 10 years ended December 31, 2003 is 5.68%.


      You should retain this Supplement with your Prospectus for future reference.